UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 17, 2006

                          MEDEFILE INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)


    Nevada                       033-25126 D                      85-0368333
(State or Other Jurisdiction   (Commission File             (I.R.S. Employer
       of Incorporation)            Number)              Identification Number)


                          2 Ridgedale Avenue, Suite 217
                             Cedar Knolls, NJ 07927
               (Address of principal executive offices) (zip code)

                                 (973) 993-8001
               (Registrant's telephone number, including area code)

                                   Copies to:
                            Richard A. Friedman, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 5.03 AMENDMENT TO ARTICLES OF INCORPORATION OR BYLAWS.

     Effective January 17, 2006, the Registrant changed its name from Omnimed International, Inc. to Medefile International, Inc. In addition, effective January 17, 2006, the Registrant's quotation symbol on the OTC Bulletin Board changed from OMDI.OB to MDFI.OB.

ITEM 8.01 OTHER EVENTS

     On January 18, 2006, the Registrant issued a press release announcing that its Board of Directors had declared an in-kind dividend of 14 shares of common stock for each share of common stock held by shareholders of record at the close of business on January 16, 2006. The in-kind dividend is payable on January 20, 2006.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a)  Financial statements of business acquired.

     Not applicable.

(b) Pro forma financial information.

     Not applicable.

(c) Exhibits


EXHIBIT
NUMBER                                 DESCRIPTION
------------ -------------------------------------------------------------------
3.1 Articles of Merger changing the Registrant's name to Medefile International ,Inc.
99.1         Press Release dated January 18, 2006


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                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       MEDEFILE INTERNATIONAL, INC.


Dated: January 18, 2006                By: /s/ Milton Hauser
                                       ---------------------
                                       Name:  Milton Hauser
                                       Title: President, Chief Executive Officer


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